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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July 27, 2000


                          NAPCO SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                            0-10004               11-2277818
(State of other jurisdiction        (Commission           (I.R.S.
 of incorporation                   File Number)          Employer
                                                          Identification No.)


                                333 BAYVIEW AVE.
                              AMITYVILLE, NY 11701
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code: (516) 842-9400


                                 NOT APPLICABLE
(Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION  OF ASSETS.

Acquisition

         On July 27, 2000, Napco Security Systems, Inc. (the "Company") through a subsidiary, pursuant to an Asset Purchase Agreement dated July 2000 with Continental Instruments LLC ("CIL") of Edgewood, New York, acquired substantially all of the assets of CIL for consideration consisting of cash and deferred payments as described in the Asset Purchase Agreement. A copy of the Asset Purchase Agreement is filed as an exhibit hereto. This summary description of the terms and conditions of such agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is incorporated herein by reference.

         The CIL business involves the manufacturing and distribution of access control and security management systems. The Company plans to continue to use the equipment and other physical property acquired in the Company's access control business.

         The acquisition was financed by a loan from the Company's primary lender. The loan is secured by a mortgage, guaranties and other collateral. The amendment to the loan and security agreement is filed as an exhibit hereto.


                                    *  *  *


         This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Actual results may differ from the results discussed in the forward-looking statements due to many factors including, without limitation, the unanticipated loss of business from major customers and/or additional business from existing or new customers.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

      Financial statements required by this item will be filed within sixty
(60) days after the date the initial report on Form 8-K must be filed.


    (b)      PRO FORMA FINANCIAL INFORMATION.

      Financial statements required by this item will be filed within sixty
(60) days after the date the initial report on Form 8-K must be filed.



    (c)      EXHIBITS.

              Exhibit  2.1        Asset Purchase Agreement (1)

              Exhibit 10.U        Amendment No. 4 to Loan and Security Agreement

              Exhibit 99.1        Press Release dated July 27, 2000


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(1) The schedules and exhibits have been omitted and will be furnished by the
    Company upon request of the Commission.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NAPCO SECURITY SYSTEMS, INC.


Date: August 11,  2000                 By: /s/ Richard Soloway
                                           --------------------------------
                                         Richard Soloway
                                          Chairman, President and
                                                Chief Executive Officer





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